American Century Investment Trust

STATEMENT OF ADDITIONAL INFORMATION (SAI) SUPPLEMENT

Supplement dated January 26, 2001
Statement of Additional Information dated July 1, 2000

The fourth paragraph under the heading "Portfolio Investment Quality and Maturity Criteria" on page 3 is deleted.

SH-SPL-24459